LEASE GUARANTY
          THIS LEASE GUARANTY (this “Guaranty”) is executed as of January 24, 2007 by LIFE TIME FITNESS, INC., a Minnesota corporation (together with any permitted successors and assigns, “Guarantor”), for the benefit of LTF CMBS I, LLC, a Delaware limited liability company (“Landlord”).
W I T N E S S E T H
          WHEREAS, Landlord, as landlord, and LTF Club Operations Company, Inc., a Minnesota corporation (“Tenant”), as tenant, have entered into that attached Lease Agreement as of the date hereof (the “Lease”);
          WHEREAS, Landlord has required as a condition to entering into the Lease that Guarantor agrees to unconditionally guaranty for the benefit of Landlord and its successors and assigns, the full and timely payment and performance of the Guaranteed Obligations (as hereinafter defined); and
          WHEREAS, Guarantor directly and/or indirectly owns an interest in Tenant and will derive substantial economic benefit from the Lease.
          NOW, THEREFORE, in consideration for the substantial benefit Guarantor will derive from the Lease and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
NATURE AND SCOPE OF GUARANTY
          1.1 Guaranty of Obligations. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Landlord the full and timely payment and performance of all of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor.
          1.2 Definitions of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means all obligations and liabilities of Tenant under the Lease.
          1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute and continuing guaranty of payment and not a guaranty of collection. No exculpatory language contained in the Lease shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor. It is the intent of Guarantor and Landlord that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that so long as the Lease is in effect, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor. This Guaranty may be enforced by Landlord and any successor to Landlord.
          1.4 Joint and Several Liability. Notwithstanding anything to the contrary, if Guarantor is comprised of more than one Person as hereinafter defined), the obligations and liabilities of each such Person under this Guaranty shall be joint and several. “Person” means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or governmental authority and any fiduciary acting in such capacity on behalf of any of the foregoing.
          1.5 Guaranteed Obligations Not Reduced by Set-Off. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Landlord hereunder shall not be reduced, discharged or released because or by reason of any existing or future set-off, offset, claim or defense of any kind or nature which Tenant, Guarantor or any other Person has or may hereafter have against Landlord or against payment of the Guaranteed Obligations, whether such set-off, offset, claim or defense arises in connection with the Guaranteed Obligations or otherwise.
          1.6 No Duty to Pursue Others; No Duty to Mitigate. It shall not be necessary for Landlord (and Guarantor hereby waives any rights which Guarantor may have to require Landlord) to take any action, obtain any judgment or file any claim prior to enforcing this Guaranty, including, without limitation, to (i) institute suit or otherwise enforce Landlord’s rights, or exhaust its remedies, against Tenant or any other Person liable for the Guaranteed Obligations, or against any other Person, (ii) enforce Landlord’s rights, or exhaust any remedies available to Landlord, against any collateral which shall ever have been given to secure all or any part of the Guaranteed Obligations, (iii) join Tenant or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty or (iv) resort to any other means of obtaining payment of the all or any part of the Guaranteed Obligations. Landlord shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.
          1.7 Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid or performed when due, whether at demand or otherwise, Guarantor shall, immediately upon demand by Landlord and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount due thereon to Landlord. Amounts not paid when due hereunder shall accrue late fees, if any, pursuant to the terms of the Lease. Such demands may be made at any time coincident with or after the time for payment of all or any part of the Guaranteed Obligations and may be made from time to time with respect to the same or different Guaranteed Obligations.
          1.8 Application of Payments. If, at any time, there are any obligations of Tenant to Landlord which are not guaranteed by Guarantor, Landlord, without in any manner impairing its rights hereunder, may, at its option, apply all amounts realized by Landlord from any collateral or security held by Landlord first to the payment of such unguaranteed obligations, with the remaining amounts, if any, to then be applied to the payment of the obligations guaranteed by Guarantor.
          1.9 Waivers.
          (a) Guarantor hereby assents to all of the terms and agreements heretofore or hereafter made by Tenant with Landlord (including, without limitation, the provisions of the Lease) and hereby waives diligence, presentment, protest, demand on Tenant for payment or otherwise, filing of claims, requirement of a prior proceeding against Tenant and all notices (other than notices expressly provided for hereunder or required to be delivered under applicable law), including, without limitation, notice of:
     (i) the acceptance of this Guaranty;
     (ii) any future change to the time, manner or place of payment of, or in any other term of all of any part of the Guaranteed Obligations;
     (iii) any amendment, modification, replacement or extension of any of the Lease;
     (iv) the execution and delivery by Tenant and Landlord of any other agreement or of Tenant’s execution and delivery of any other documents arising under the Lease or in connection with the Property;
     (v) Landlord’s transfer or other disposition of all or any part of the Lease or this Guaranty, or an interest therein;
     (vi) the sale or foreclosure (or posting or advertising for sale or foreclosure), or assignment-in-lieu of foreclosure, of any collateral for the Guaranteed Obligations;
     (vii) any protest, proof of non-payment or default by Tenant, or the occurrence of a breach or an Event of Default, or the intent to accelerate or of acceleration in relation to any instrument relating to the Guaranteed Obligations;
     (viii) the obtaining or release of any guaranty or surety agreement, pledge, assignment or other security for the Guaranteed Obligations, or any part thereof; or
     (ix) any other action at any time taken or omitted to be taken by Landlord generally and any and all demands and notices of every kind in connection with this Guaranty and the Lease.
          (b) Guarantor hereby waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not at any time, insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Landlord of, this Guaranty. Guarantor hereby further waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not, set up or claim any defense, counterclaim, cross-claim, set-off, offset, right of recoupment or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Landlord hereunder, except for the defense of the actual timely performance of the Guaranteed Obligations hereunder.
          1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained herein, Guarantor will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the Guarantor as to any of the Guaranteed Obligations, or against any person liable therefor, or as to any collateral security therefor, unless and until all of the Guaranteed Obligations shall have been fully paid and discharged.
          1.11 Reinstatement; Effect of Bankruptcy. Guarantor agrees that if at any time all or any part of any payment at any time received by Landlord from, or on behalf of, Tenant or Guarantor under or with respect to this Guaranty is held to constitute a Preferential Payment (as defined in Section 4.4), or if Landlord is required to rescind, restore or return all or part of any such payment or pay the amount thereof to another Person for any reason (including, without limitation, the insolvency, bankruptcy reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded, restored or returned, be deemed to have continued in existence notwithstanding such previous receipt by Landlord, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment as though such previous payment to Landlord had never been made.
          1.12 Exculpation. No member of or any agent, employee, officer, manager, director, governor or affiliate (other than Guarantor, as set forth herein and/or in the Lease) of Tenant or of Guarantor shall be personally liable to repay any amount due under the Lease or perform any obligations of Tenant or Guarantor under the Lease.
ARTICLE II
EVENTS AND CIRCUMSTANCES NOT
REDUCING OR DISCHARGING GUARANTOR’S OBLIGATIONS
          2.1 Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor hereby consents and agrees to each of the following and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected in any way by any of the following, although without notice to or the further consent of Guarantor, and waives any common law, equitable, statutory or other rights (including, without limitation, rights to notice) or defenses which Guarantor might otherwise have as a result of or in connection with any of the following:
          (a) Modifications. Any change in the time, manner or place of payment of the Guaranteed Obligations, or in any other term thereof, or any renewal, extension, increase, alteration, rearrangement, amendment or other modification to any provision of the Lease or any other document, instrument, contract or understanding between Tenant and Landlord or any other Person pertaining to the Guaranteed Obligations.
          (b) Adjustment. Any adjustment, indulgence, forbearance, waiver, consent or compromise that Landlord might extend, grant or give to Tenant, Guarantor or any other Person with respect to any provision of this Guaranty or the Lease.
          (c) Condition of Tenant or Guarantor. Tenant’s or Guarantor’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Tenant’s or Guarantor’s assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, consolidation, merger arrangement, composition, readjustment or the commencement of any other similar proceedings affecting Tenant or Guarantor or any of the assets of either of them, including, without limitation, (A) the release or discharge of Tenant from the payment and performance of its obligations under the Lease by operation of law or (B) the impairment, limitation or modification of the liability of Tenant, its partners or Guarantor, or of any remedy for the enforcement of Landlord’s rights, under this Guaranty or the Lease, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court.
          (d) Invalidity of Guaranteed Obligations. The invalidity, illegality, irregularity or unenforceability of all or any part of this Guaranty or of the Lease, or of any other document or agreement executed in connection with the Guaranteed Obligations for any reason whatsoever, including, without limitation, the fact that (i) the act of creating the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the Guaranteed Obligations, or any part thereof, is ultra vires, (iii) the officers or representatives executing the Lease or any other document or agreement executed in connection with the creating of the Guaranteed Obligations, or any part thereof, acted in excess of their authority, (iv) the Guaranteed Obligations, or any part thereof, violates applicable usury laws, (v) Tenant or Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible, (vi) the creation, performance or repayment of the Guaranteed Obligations, or any part thereof (or the execution, delivery and performance of any document or instrument representing the Guaranteed Obligations, or any part thereof, or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations, or any part thereof), is illegal, uncollectible, legally impossible or unenforceable or (vii) the Lease or any other document or agreement executed in connection with the Guaranteed Obligations, or any part thereof, has been forged or otherwise are irregular or not genuine or authentic.
          (e) Release of Obligors. Any compromise or full or partial release of the liability of Tenant or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations under this Guaranty or the Lease.
          (f) Release of Collateral; Other Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by Landlord (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of, or failure to perfect or obtain protection of, any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations; or the taking or accepting of any other security, collateral or guaranty or other assurance of payment for all or any part of the Guaranteed Obligations.
          (g) Offset. Any existing or future right of set-off, offset, claim, counterclaim or defense of any kind or nature against Landlord or any other Person, which may be available to or asserted by Guarantor or Tenant.
          (h) Change in Law. Any change in the laws, rules or regulations of any jurisdiction or any present or future action of any Governmental Authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of Tenant under the Lease or Guarantor under this Guaranty.
          (i) Event of Default. The occurrence of any event of default or any potential event of default under the Lease, whether or not Landlord has exercised any of its rights and remedies under the Lease upon the happening of any such event of default or potential event of default.
          (j) Actions Omitted. The absence of any action to enforce any of Landlord’s rights under the Lease or available to Landlord at law, equity or otherwise, to recover any judgment against Tenant or to enforce a judgment against Tenant under the Lease.
          (k) Other Circumstances. Any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally, it being the unambiguous and unequivocal intention of Guarantor and Landlord that the liability of Guarantor hereunder shall be direct and immediate and that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations.
          2.2 Other Obligations of Guarantor. If Guarantor is or becomes liable for any other obligation owed by Tenant to Landlord by endorsement or otherwise than under this Guaranty such liability shall not be in any manner impaired or affected by this Guaranty and the rights of Landlord hereunder shall be cumulative of any and all other rights that Landlord may ever have against Guarantor. The exercise by Landlord of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any right or remedy under any other instrument or at law or in equity, including the making of multiple demands hereunder. Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all guarantees as may heretofore have been or may hereafter be executed and delivered by Guarantor in favor of Landlord, whether relating to the obligations of Tenant under the Lease or otherwise, and nothing herein shall ever be deemed to replace or be in-lieu of any other such previous or subsequent guarantees.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
          3.1 Representations and Warranties. To induce Landlord to enter into the Lease and extend credit to Tenant, Guarantor hereby represents and warrants to Landlord that, on the date hereof and during the duration of this Guaranty:
          (a) Due Formation, Authorization and Enforceability. Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full power and legal right to execute and deliver this Guaranty and to perform under this Guaranty and the transactions contemplated hereunder. Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the transactions contemplated hereunder. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.
          (b) Benefit to Guarantor. Guarantor hereby acknowledges that Landlord would not enter into the Lease but for the personal liability undertaken by Guarantor under this Guaranty. Guarantor (i) is an affiliate of Tenant, (ii) is the owner of direct and/or indirect interest in Tenant, (iii) has received, or will receive, direct and/or indirect benefit from entering into the Lease to Tenant and (iv) has received, or will receive, direct and/or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.
          (c) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Tenant and is familiar with the value of any and all collateral granted, or intended to be granted, as security for the Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or such collateral as an inducement to enter into this Guaranty.
          (d) No Representation by Landlord. Neither Landlord nor any other Person has made any representation, warranty or statement to Guarantor or to any other Person in order to induce the Guarantor to execute this Guaranty.
          (e) Solvency. Guarantor has not entered into this Guaranty with the actual intent to hinder, delay or defraud any creditor. Guarantor received reasonably equivalent value in exchange for the Guaranteed Obligations. As of the date hereof, and after giving effect to the this Guaranty and the contingent obligations evidenced hereby, Guarantor (i) is, and will, immediately following the execution of the Lease and this Guaranty, be solvent, (ii) has separate assets, the fair saleable value of which exceeds and will, immediately following the execution of the Lease and this Guaranty, exceed its separate total liabilities and debts, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities and (iii) has separate assets which do not, and will not, immediately following the execution of the Lease and this Guaranty, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Guarantor does not intend to, nor does Guarantor believe that it will, incur liabilities or debts (including, without limitation, subordinated, unliquidated, disputed and contingent liabilities) beyond its ability to satisfy such liabilities and debts as they mature.

          (f) No Conflicts. The execution and delivery of this Guaranty by Guarantor, and the performance of transactions contemplated hereunder do not and will not (i) conflict with or violate any Legal Requirements or any governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting Guarantor or any of its assets or property, (ii) conflict with, result in a breach of, or constitute a default (including any circumstance or event which would be a default but for the lack of due notice or lapse of time or both) under any of the terms, conditions or provisions of any of Guarantor’s organizational documents or any agreement or instrument to which Guarantor is a party, or by which Guarantor or its assets or property are bound or (iii) result in the creation or imposition of any Lien on any of Guarantor’s assets or property.
          (g) Litigation. There is no action, suit, proceeding, arbitration or investigation pending or, to Guarantor’s knowledge after due and diligent inquiry, threatened against Guarantor in any court or by or before any other Governmental Authority, in each case, which might have consequences that would materially and adversely affect the performance of Guarantor’s obligations and duties under this Guaranty. There are no outstanding or unpaid judgments against Guarantor.
          (h) Consents. No consent, approval, authorization, order or filings of or with any court or Governmental Authority is required for the execution, delivery and performance by Guarantor of, or compliance by Guarantor with, this Guaranty or the consummation of the transactions contemplated hereunder, other than those which have been obtained by Guarantor.
          (i) Compliance. Guarantor is not in default or violation of any regulation, order, writ, injunction, decree or demand of any Governmental Authority, the violation or default of which might have consequences that would materially and adversely affect the condition (financial or otherwise) or business of Guarantor or might have consequences that would materially and adversely affect its performance hereunder.
          (j) Financial Information. All financial data that have been delivered to Landlord with regard to Guarantor (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of Guarantor as of the date of such reports and (iii) have been prepared in accordance with GAAP throughout the periods covered, except as may be explicitly disclosed therein.
          (k) No Defenses. This Guaranty and the obligations of Guarantor hereunder are not subject to, and Guarantor has not asserted, any right of rescission, offset, counterclaim, cross-claim, recoupment or affirmative or other defense of any kind and neither the operation of any of the terms of this Guaranty nor the exercise of any right hereunder will render the Guaranty unenforceable in whole or in part.
          (l) Tax Filings. Guarantor has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and has paid, or has made adequate provision for the payment of, all federal, state and local taxes, charges and assessments payable by Guarantor. Guarantor reasonably believes that its tax returns properly reflect the incomes and taxes of Guarantor for the periods covered thereby.

          (m) No Bankruptcy Filing. Guarantor is not a debtor in any state or federal bankruptcy, insolvency or similar proceeding. Guarantor is contemplating neither the filing of a petition under any state or federal bankruptcy or insolvency laws nor the liquidation of its assets or property and Guarantor does not have any knowledge (after due and diligent inquiry) of any Person contemplating the filing of any such petition against it.
          (n) No Change in Facts or Circumstances; Full and Accurate Disclosure. There has been no material adverse change in any condition, fact, circumstance or event, and there is no fact or circumstance presently known to Guarantor which has not been disclosed to Landlord, in each case that would make the financial statements or other documents submitted in connection with the Lease or this Guaranty inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects, or might have consequences that would materially and adversely affect, Guarantor or its business, operations or conditions (financial or otherwise).
          (o) Embargoed Person. To the best of Guarantor’s knowledge, (i) none of the funds or other assets of Guarantor constitute property of, or are beneficially owned, by any Embargoed Person; (ii) no Embargoed Person has any interest of any nature whatsoever in Guarantor (whether directly or indirectly) and (iii) none of the funds of Guarantor have been derived from any unlawful activity. Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this subsection shall survive in perpetuity.
          (p) Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Guarantor, and to the best of Guarantor’s knowledge, each Person owning an interest in Guarantor: (a) is not currently identified on the OFAC List and (b) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of any Legal Requirement. Guarantor has implemented procedures, and will consistently apply such procedures throughout the term of the Lease and the existence of this Guaranty, to ensure the foregoing representations and warranties remain true and correct during the term of the Lease and the existence of this Guaranty.
          (q) Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.
ARTICLE IV
THIS ARTICLE IS INTENTIONALLY DELETED.
ARTICLE V
MISCELLANEOUS
          5.1 Landlord’s Benefit; No Impairment of Lease. This Guaranty is for the benefit of Landlord and its successors and assigns and nothing contained herein shall impair, as between Tenant and Landlord, the obligations of Tenant under the Lease. Landlord and its successors and assigns shall have the right to assign, in whole or in part, this Guaranty and the Lease to any Person.
          5.2 Successors and Assigns; Binding Effect. This Guaranty shall be binding upon Guarantor and its heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law. Notwithstanding anything to the contrary herein, Guarantor may in no event delegate or transfer its obligations under, or be released from, this Guaranty, except in accordance with the terms of the Lease and this Guaranty.
          5.3 Tenant. The term “Tenant” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of or by Tenant or any interest in Tenant.
          5.4 Costs and Expenses. If Guarantor should breach or fail to timely perform any provision of this Guaranty, Guarantor shall, immediately upon demand by Landlord, pay to Landlord any and all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and expenses) incurred by Landlord in connection with the enforcement hereof or the preservation of Landlord’s rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.
          5.5 Not a Waiver; No Set-Off. The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations hereunder, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, Landlord shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty or to declare a default for failure to effect prompt payment of any such other amount. Landlord shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Guaranteed Obligations. No set-off, counterclaim (other than compulsory counterclaims), reduction, diminution of any obligations or any defense of any kind or nature which Guarantor has or may hereafter have against Tenant or Landlord shall be available hereunder to Guarantor.
          5.6 PRIOR AGREEMENTS. THIS GUARANTY CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES HERETO IN RESPECT OF THE GUARANTY DESCRIBED HEREIN, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS GUARANTY AS THEY RELATE TO THE GUARANTY DESCRIBED HEREIN.
          5.7 No Oral Change. No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by Landlord, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Guarantor, shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.
          5.8 Separate Remedies. Each and all of Landlord’s rights and remedies under this Guaranty and the Lease are intended to be distinct, separate and cumulative and no such right or remedy herein or therein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Landlord.
          5.9 Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
          5.10 Number and Gender. All references to sections and exhibits are to sections and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision, article, section or other subdivision of this Guaranty. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.
          5.11 Headings. The Section headings in this Guaranty are included in this Guaranty for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
          5.12 Recitals. The recitals and introductory paragraphs of this Guaranty are incorporated herein, and made a part hereof, by this reference.
          5.13 Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
          5.14 Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery or attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party to this Guaranty, as the case may be, in a written notice to the other parties to this Guaranty in the manner provided for in this Section). A notice shall be deemed to have been given when delivered or upon refusal to accept delivery.

If to Landlord:	LTF CMBS I, LLC
6442 City West Parkway
Eden Prairie, Minnesota 55344
Attention: Treasurer
Facsimile No.: (952) 947-0099

If to Guarantor:	Life Time Fitness, Inc.
6442 City West Parkway
Eden Prairie, Minnesota 55344
Attention: Treasurer
Facsimile No.: (952) 947-0099

with a copy to:	Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402
Attention: Scott A. Anderegg, Esq.
          5.15 GOVERNING LAW. (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE LEASED PREMISES IS LOCATED.
          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE LEASE MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE JURISDICTION IN WHICH THE LEASED PREMISES IS LOCATED. GUARANTOR HEREBY (i) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
          5.16 TRIAL BY JURY. GURANTOR, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY OR THE LEASE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LANDLORD IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

          5.17 Joint and Several Liability. If Guarantor is comprised of more than one Person, the obligations and liabilities of each such Person hereunder are joint and several.
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SIGNATURE PAGE
TO
LEASE GUARANTY
          IN WITNESS WHEREOF, the undersigned has executed this Lease Guaranty as of the day and year first above written.

GUARANTOR: LIFE TIME FITNESS, INC., a Minnesota corporation
By:
	Name:	Eric J. Buss
	Title:	Secretary